SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 12, 2005

CABLEVISION SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-14764	11-3415180
(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046	11-2776686
(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714
(Address of Principal Executive Offices)

Registrants’ telephone number, including area code:
(516) 803-2300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE

On August 12, 2005, Unaudited Consolidated Financial Statements of Rainbow National Services LLC (“RNS”), a wholly-owned subsidiary of Cablevision Systems Corporation and CSC Holdings, Inc., as of June 30, 2005 and December 31, 2004 and for the three and six months ended June 30, 2005, and Management’s Discussion and Analysis of Financial Condition and Results of Operation were furnished to RNS bondholders in accordance with the requirements of the Indenture, dated as of August 20, 2004, relating to RNS’ and RNS Co-Issuer Corporation’s $300,000,000 8-3/4% Senior Notes due 2012 and the Indenture, dated as of August 20, 2004, relating to RNS’ and RNS Co-Issuer Corporation’s $500,000,000 10-3/8% Senior Subordinated Notes due 2014. Those RNS Consolidated Financial Statements are attached hereto as Exhibit 99.1 and the RNS Management’s Discussion and Analysis of Financial Condition and Results of Operation is attached hereto as Exhibit 99.2

ITEM 9.01                                       FINANCIAL STATEMENT AND EXHIBITS

(c)          Exhibits

99.1.                     Rainbow National Services LLC Unaudited Consolidated Financial Statements as of June 30, 2005 and December 31, 2004, and for the three and six months ended June 30, 2005 and 2004.

99.2.                     Rainbow National Services LLC Management’s Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION

	By:	/s/ Michael P. Huseby
		Name:	Michael P. Huseby
		Title:	Executive Vice President and
Chief Financial Officer of Cablevision
Systems Corporation and CSC Holdings, Inc.
Dated: August 12, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, INC.

	By:	/s/ Michael P. Huseby
		Name:	Michael P. Huseby
		Title:	Executive Vice President and
Chief Financial Officer of Cablevision
Systems Corporation and CSC Holdings, Inc.
Dated: August 12, 2005